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                                                                    Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated March 13, 2002, included in Hibbett Sporting Goods, Inc.'s Form 10-K/A for the fiscal year ended February 2, 2002 and to all references to our firm included in this registration statement.


                                            ARTHUR ANDERSEN LLP

Birmingham, Alabama
May 17, 2002